OTHER PAYABLE	9 Months Ended
Sep. 30, 2024
Golden Star Acquisition Corporation [Member]
OTHER PAYABLE

NOTE 6. OTHER PAYABLE

In May 2024, the Company and Pubco enter into three parties agreements with a placement agent Company for capital market advisory services for both the Company and Pubco with total consideration of the service fees and a discount payment in aggregate of $425,000. Both the Company and Pubco agreed to be jointly liable and split the total fee equally between them.

As of September 30, 2024, Pubco had paid $212,500 as a down payment for the above service fees and discount. The Company has reported 50% of the payment, or $106,250, as an outstanding payable to Pubco in accordance with the agreement, and a prepayment as of September 30, 2024, as the service has not been provided yet.